Investment	3 Months Ended
Mar. 31, 2025
Investment
Investment

7.	Investment:

The Company has an investment in a privately held company over which the Company exercises no control or significant influence. The fair value of the investment at March 31, 2025 was estimated using a market-based approach with primarily unobservable inputs, including the comparable enterprise value to revenue multiples discounted for considerations such as the lack of marketability and other differences between the comparable peer group and the privately held company. Revenue multiples were selected from comparable public companies based on, industry, size, target markets, and other factors that the Company considers to be reasonable. The comparable enterprise value to revenue multiple was applied to the trailing twelve months actual revenues of the privately held company to determine the enterprise value of the privately held company. Once the enterprise value of the privately held company was determined the net debt was removed (total debt less cash) and the remaining equity value was allocated to the capital of the privately held company in order of ranking (e.g., preferred shares, common shares). At March 31, 2025, the fair value was estimated to be $776 (December 31, 2024 - $776) and is a level 3 fair value measurement. A 20% change in the estimated value of the investment would impact net income by approximately $155.